Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hallador Energy Company (the "Company"), on Form 10-K for the period ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and date indicated below, each hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 9, 2020		/s/BRENT K. BILSLAND
	By;	Brent K. Bilsland, President and CEO

/s/LAWRENCE D. MARTIN
March 9, 2020		Lawrence D. Martin, CFO

/s/R. TODD DAVIS
March 9, 2020		R. Todd Davis